Exhibit 10.3

Alaunos Therapeutics, Inc.

September 18, 2026

Alaunos Therapeutics, Inc.

501 E. Las Olas Blvd., Suite 300
Fort Lauderdale, FL 33301
Telephone: [***]
Attention: Holger Weis, Chief Executive Officer
E-mail: [***]

Re: Alaunos Therapeutics, Inc. - Lock-Up Agreement

Dear Sirs:

This Lock-Up Agreement is being delivered to you in connection with the Placement Agency Agreement (the “Placement Agency Agreement”), dated as of September 18, 2026, by and among Alaunos Therapeutics, Inc. (the “Company”) and Dawson James Securities, Inc. (the “Placement Agent”), with respect to the issuance of the Company’s shares of Common Stock, par value $0.001 per share (the “Common Stock”), and pre-funded warrants (the “Warrants”) to purchase Common Stock. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Placement Agency Agreement or the Securities Purchase Agreement, dated as of September 18, 2026, by and among the Company and the purchasers named therein (the “Securities Purchase Agreement”).

In order to induce the Placement Agent to act as placement agent in the Offering pursuant to the Placement Agency Agreement, the undersigned agrees that, commencing on the date hereof and ending on the date that is fifteen three (15) days from the date of the Offering (the “Lock-Up Period”), the undersigned will not, and will cause all affiliates (as defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the “1933 Act”)) of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned not to, (i) offer, sell, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the Securities and Exchange Commission (the “Commission”) (collectively, the “Undersigned’s Shares”), or (ii) file or cause to be filed any registration statement, including any amendments thereto, with the Commission relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company, or (iii) publicly disclose the intention to do any of the foregoing.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Undersigned’s Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein or (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. The undersigned now has, and, except as contemplated by the immediately preceding sentence, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent (the “Transfer Agent”) and registrar against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.

In addition, notwithstanding the foregoing, the foregoing restrictions shall not apply to (i) the exercise of stock options to purchase shares of Common Stock granted under any employee benefit plan or non-employee director share plan of the Company or (ii) the exercise of warrants; provided, however, that (x) any shares of Common Stock received by the undersigned upon any such exercise shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Agreement and (y) any filing under Section 16(a) of the Securities Exchange Act of 1934, as amended, made during the Lock-Up Period shall clearly indicate in the footnotes thereto that (A) the filing relates to such exercise and (B) no shares were sold by the undersigned.

In addition, notwithstanding the foregoing, the undersigned may establish a trading plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, for the transfer of shares of Common Stock, provided that (i) such plan does not provide for the transfer of shares of Common Stock during the Lock-Up Period and (ii) no public report or filing is required or voluntarily made in connection therewith.

In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the Transfer Agent from effecting any actions in violation of this Lock-Up Agreement.

The Placement Agent may, in its sole and absolute discretion, consent to an early release from the Lock-Up Period if the market for the Undersigned’s Shares would not be adversely impacted by sales, or in cases of financial emergency of the undersigned.

If the undersigned is an officer or director of the Company, (i) the undersigned agrees that the foregoing restrictions shall be equally applicable to any shares of Common Stock, and/or warrants to purchase Common Stock, that the undersigned may purchase in the Offering; (ii) the Placement Agent agrees that, at least three (3) business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Undersigned’s Shares, the Placement Agent will notify the Company of the impending release or waiver; and (iii) the Company shall announce the impending release or waiver by press release through a major news service at least two (2) business days before the effective date of the release or waiver. Any release or waiver granted by the Placement Agent hereunder to any such officer or director shall only be effective two (2) business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer of Undersigned’s Shares not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of such transfer.

The undersigned acknowledges that the execution, delivery and performance of this Lock-Up Agreement is a material inducement to the Placement Agent to act as placement agent in the Offering and to the Company to complete the transactions contemplated by the Placement Agency Agreement and that the Company and the Placement Agent shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Lock-Up Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Placement Agency Agreement.

This Lock-Up Agreement shall automatically terminate upon written notice by either the Placement Agent or the Company to the other that it has determined not to proceed with the Offering, or if the sale of the Company’s securities in the Offering pursuant to the Placement Agency Agreement is not consummated.

The undersigned understands and agrees that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

This Lock-Up Agreement is intended for the benefit of the parties hereto and the Placement Agent and their respective successors and permitted assigns. The Placement Agent shall be an express third-party beneficiary of this Lock-Up Agreement and shall be entitled to enforce the provisions hereof as if it were a party hereto. Except as set forth in the immediately preceding sentence, this Lock-Up Agreement is not for the benefit of, nor may any provisions hereof be enforced by, any other person.

This Lock-Up Agreement may not be amended or otherwise modified in any respect without the prior written consent of each of the Company, the Placement Agent and the undersigned.

This Lock-Up Agreement may be executed in two counterparts, each of which shall be deemed an original but both of which shall be considered one and the same instrument.

This Lock-Up Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflicting provision or rule (whether of the State of New York, or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of New York to be applied. In furtherance of the foregoing, the internal laws of the State of New York will control the interpretation and construction of this Lock-Up Agreement, even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

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Exhibit 10.3

Very truly yours,

______________________________

Exact Name of Shareholder

______________________________

Authorized Signature

______________________________

Title

Agreed to and Acknowledged:

ALAUNOS THERAPEUTICS, INC.

By: _______________________

Name:

Title: